SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   APRIL 1, 1998


                   MARCUS CABLE COMPANY, L.P.
              MARCUS CABLE OPERATING COMPANY, L.P.
                MARCUS CABLE CAPITAL CORPORATION
              MARCUS CABLE CAPITAL CORPORATION II
              MARCUS CABLE CAPITAL CORPORATION III
   (Exact name of registrants as specified in their charters)


     DELAWARE         33-81088 & 33-67390 & 33-93808       75-2337471
     DELAWARE                 33-81088-01                  75-2495706
     DELAWARE                 33-67390-01                  75-2546077
     DELAWARE                 33-81088-02                  75-2546713
     DELAWARE                 33-93808-01                  75-2599586
(State or other         (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                       Identification No.)
 incorporation or
 organization)

     2911 TURTLE CREEK BOULEVARD, SUITE 1300
               DALLAS, TEXAS                                  75219-6257
          (Address of principal executive offices)             (Zip Code)

                         (214) 521-7898
      (Registrants' telephone number, including area code)





                          Page 1 of 7
                  Index to Exhibits on Page 6

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ITEM 5.  OTHER EVENTS.

     On March 31, 1998, Marcus Cable Company, L.P. announced that it has entered into a definitive agreement to sell certain cable television assets located in Mississippi, Louisiana, the Texas Panhandle and Oklahoma. For information regarding this sale, reference is made to the press release attached hereto as Exhibit 20.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     20.1      Press Release dated March 31, 1998.



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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               MARCUS CABLE COMPANY, L.P.
               (Registrant)

                By:  Marcus Cable Properties, L.P., its general partner,

                    By:  Marcus Cable Properties, Inc., its general partner,

April 1, 1998              By:    /s/ Jeffrey A. Marcus
                                  Jeffrey A. Marcus
                          Its:    President, Chief Executive Officer and
                                  Sole Director of Marcus Cable Properties, Inc.
                                  (Principal Executive Officer)

                           By:    /s/ Thomas P. McMillin
                                  Thomas P. McMillin
                          Its:    Executive Vice President and
                                  Chief Financial Officer of Marcus Cable
                                  Properties, Inc. (Principal Financial and
                                  Accounting Officer)

                         MARCUS CABLE OPERATING COMPANY, L.P.
                         (Registrant)

               By:  Marcus Cable Company, L.P., its general partner,

                     By:  Marcus Cable Properties, L.P., its general partner,

                        By:  Marcus Cable Properties, Inc., its general partner,

April 1, 1998              By:    /s/ Jeffrey A. Marcus
                                  Jeffrey A. Marcus
                          Its:    President, Chief Executive Officer and
                                  Sole Director of Marcus Cable Properties, Inc.
                                  (Principal Executive Officer)

                           By:    /s/ Thomas P. McMillin
                                  Thomas P. McMillin
                          Its:    Executive Vice President and
                                  Chief Financial Officer of Marcus Cable
                                  Properties, Inc. (Principal Financial and
                                  Accounting Officer)

                         MARCUS CABLE CAPITAL CORPORATION
                         (Registrant)

April 1, 1998                By:    /s/ Jeffrey A. Marcus
                                    Jeffrey A. Marcus
                            Its:    President, Chief Executive Officer and
                                    Sole Director of Marcus Cable Capital
                                    Corporation
                                    (Principal Executive Officer)


                             By:    /s/ Thomas P. McMillin
                                    Thomas P. McMillin
                            Its:    Executive Vice President and
                                    Chief Financial Officer of Marcus Cable
                                    Capital Corporation (Principal Financial
                                    and accounting Officer)



                         MARCUS CABLE CAPITAL CORPORATION II
                         (Registrant)

April 1, 1998                By:   /s/ Jeffrey A. Marcus
                                   Jeffrey A. Marcus
                            Its:   President, Chief Executive Officer and
                                   Sole Director of Marcus Cable Capital
                                   Corporation II
                                   (Principal Executive Officer)


                             By:   /s/ Thomas P. McMillin
                                   Thomas P. McMillin
                            Its:   Executive Vice President and
                                   Chief Financial Officer of Marcus Cable
                                   Capital Corporation II (Principal
                                   Financial and Accounting Officer)

                         MARCUS CABLE CAPITAL CORPORATION III
                         (Registrant)

April 1, 1998                By:   /s/ Jeffrey A. Marcus
                                   Jeffrey A. Marcus
                            Its:   President, Chief Executive Officer and
                                   Sole Director of Marcus Cable
                                   Capital Corporation III
                                   (Principal Executive Officer)


                             By:   /s/ Thomas P. McMillin
                                   Thomas P. McMillin
                            Its:   Executive Vice President and
                                   Chief Financial Officer of Marcus Cable
                                   Capital Corporation III (Principal
                                   Financial and Accounting Officer)

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                          INDEX TO EXHIBITS

Exhibit                                                                    Page
Number    Description                                                     Number

  20.1     Press Release dated March 31, 1998                               7


                                                      Exhibit 20.1
FOR IMMEDIATE RELEASE
MARCH 31, 1998

MARCUS:                     	            CABLE ONE:
   CONTACT:  Chad E. Coben                  CONTACT:  Thomas O. Might
   PHONE:  (214) 521-7898                   PHONE: (602) 468-1177

         MARCUS CABLE TO SELL NON-STRATEGIC CABLE SYSTEMS
          IN MISSISSIPPI, TEXAS AND OKLAHOMA TO CABLE ONE

Dallas, TX.---As part of the previously announced strategy of divesting certain non-clustered cable television systems, Marcus Cable Company, L.P. announced today that it has entered into a definitive agreement with Cable One, Inc. to sell its cable television assets located in Mississippi, Louisiana, the Texas Panhandle and Oklahoma. The cable television systems serve approximately 71,500 customers from seventeen headends.

The Mississippi systems serve two clusters across the southern, central and western part of the state including systems serving communities in Louisiana. The Pascagoula cluster, which includes two headends, serves certain areas between Gulfport, MS and Mobile, AL along the Gulf of Mexico, including the communities of Pascagoula, Moss Point, Gautier and certain unincorporated parts of Jackson County. The McComb cluster is served by four headends located to the south and west of Jackson, MS including Brookhaven, McComb, Natchez and the surrounding communities in Mississippi and Louisiana. The Texas/Oklahoma systems consist of eleven headends serving customers in the Texas Panhandle communities of Pampa, McLean, Panhandle, White Deer, Borger, Fritch, Stinnet, Dumas, Sunray and the Oklahoma communities of Clinton and Elk City.

In commenting on the sale, Jeffrey A. Marcus, Chairman and CEO said, "The execution of our previously announced plan to divest certain non-core systems continues to move forward. This agreement is the third in a series of separate transactions, leaving us with only the Illinois systems to divest in order to complete our original plan." He went on to say, "Cable One is a very well managed company with strong ownership through the Washington Post and an excellent reputation in the industry. I am confident that our customers will continue to be well served under the management of Cable One."

Waller Capital is representing Marcus Cable in the sale of the systems and continues to market the remaining non-strategic systems serving the Illinois communities of Jacksonville, Ottawa, Streator, Pontiac, Dwight, and the surrounding areas. The transaction is subject to regulatory approval and the closing is expected to occur in the third quarter of 1998.

Marcus Cable is principally engaged in the management and operation of domestic wired telecommunications networks, including cable television systems, distance education networks and internet services. It is currently the nation's tenth largest cable operator serving over
1.2 million customers in 18 states. More information on Marcus Cable can be found on the company's website on the internet at www.marcuscable.com.

                              #  #  #

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